Exhibit 10.7

THIS INDENTURE dated the 30th day of April, 1999

BETWEEN:

           RAJ M.S. GURM, Businessman, of
           13718 - 91st Avenue,
           Surrey, British Columbia V3V 7X1

                                    (hereinafter called the "Grantor")
                                                             OF THE FIRST PART

AND:

           SPECTRUM TRADING INC., (Inc. #396738) a Company duly incorporated pursuant to the laws of the Province of British Columbia and having its registered and records offices at 10430 - 144th
           Street, Surrey, B.C. V3T 4V5

                                    (hereinafter called the "Grantee")
                                                            OF THE SECOND PART

WHEREAS the Grantor

(a)	is possessed of the formulas and methodology used by the Purchaser to manufacturer their current line of products (the "Assets");

(b)	has agreed with the Grantee for the absolute sale to them upon the terms and conditions and for the consideration hereinafter set forth:

NOW THIS INDENTURE WITNESSETH:

In consideration of and for the allotment and issuance to the Grantor of 2,500,000 common shares without par value in the capital of the Grantee with a redemption value of $.15 per share and aggregate value of:

THREE HUNDRED AND SEVENTY FIVE THOUSAND ($375,000.00) DOLLARS

of lawful money of Canada, issued by the Grantee to the Grantor at or before the sealing and delivery of this Indenture, the receipt whereof the Grantor hereby acknowledges, the Grantor hereby bargains, sells, assigns, transfers and sets over all and singular the Assets, and all the right, title, interest, property, claim and demand of the Grantor thereto and therein, unto the Grantee, to and, for its sole and only use forever.

The Grantor hereby covenants, promises and agrees to and with the Grantee

(a)	that the said Assets are now IN THE POSSESSION OF the Grantor;



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(b)	that he, the Grantor, is now rightfully and absolutely possessed of and
ENTITLED TO the said Assets hereby assigned, and to all and every part of them.

(c)	that he, the Grantor, now has in himself GOOD RIGHT TO ASSIGN the said
Assets unto the Grantee in the manner aforesaid and according to the true intent and meaning of this Indenture.

(d)	that the said Assets are FREE AND CLEAR of all charges and encumbrances of every nature and kind whatsoever.

(e) that Grantor, will INDEMNIFY and save harmless the Grantee from any and all charges and encumbrances not so set forth and described herein.

(f) that Grantee shall and may from -time to time, and all times hereafter, peaceably and quietly have, hold, possess and enjoy the said Assets hereby eac assigned, and all and every part of them, to and FOR ITS OWN USE and benefit without any manner of hindrance, interruption, molestation, claim or demand whatsoever of, from or by him, the Grantor, or any person whomsoever.

(g)	that he, the Grantor, shall and will from time to time, and at all times hereafter, upon every reasonable request of the Grantee, but at the expense of the Grantee, make, do and execute, or cause or procure to be made, done and executed, all such FURTHER ACTS, deeds and assurances for the more effectual assignment and assurance of the said hereby assigned Assets unto the Grantee, in the manner aforesaid, and according to the true intent and meaning of this Indenture, as shall be reasonably required by the Grantee.

AND IT IS EXPRESSLY AGREED between the parties hereto that all grants, covenants, provisos and agreements rights powers, privileges and liabilities contained in this Indenture shall be read and held as made by and with, granted to and imposed upon, the respective parties hereto, and their respective heirs, executors, administrators, successors and assigns, -the same as if the words heirs, executors, administrators, successors and assigns had been inscribed in all proper and necessary places; AND wherever the singular or the masculine pronoun is used, the same shall be construed as meaning the plural or feminine or the body politic or corporate where the context or the parties hereto so require, and where a party is more than one person, all covenants shall be deemed to be joint and several.

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IN WITNESS WHEREOF

The Grantor has hereunto set his hand the 30th day of April, 1999.

OFFICER		Y/M/D	PARTY(IES)
SIGNATURE(S)	    	SIGNATURES


By: /s/Sheldon David
_____________________                          By: /s/Raj-Mohinder S. Gurm
SHELDON DAVID                                 ___________________________
BARRISTER & SOLICITOR                           RAJ M.S. GURM
10430 - 144th street
Surrey, BC V3T 4V5







OFFICER CERTIFICATION: Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the EVIDENCE ACT, R.S.B.C. 1996, c.124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the LAND TITLE ACT as they pertain to the execution of this instrument.

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